                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2004
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

 New York                              0-21324                 06-1344888
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 (State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On or about May 13, 2004, an action entitled Fuller & Thaler Asset Management v.
NYFIX,  Inc.,  et al.  was filed in the  United  States  District  Court for the
District of Connecticut.  The Complaint names the Company,  its Chairman and CEO
Peter  Kilbinger  Hansen,  its former CFO Richard A.  Castillo,  its CFO Mark R.
Hahn, and its Directors George O. Deehan, William J. Lynch and Carl E. Warden as
defendants. The Complaint asserts a proposed class action claim on behalf of all buyers of the  Company's  stock  between  March 30,  2000 and March 30, 2004 and seeks an  unspecified  amount of damages.  The Complaint  alleges  violations of
Section 10(b) and Section 20(a) of the Securities Exchange Act of 1934, based on the issuance of a series of allegedly false and misleading  financial statements
and  press  releases  which,  among  other  things,   concerning  the  Company's
investment  in NYFIX  Millennium,  L.L.C.  The Company and the other  defendants intend to defend the lawsuit vigorously.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NYFIX, INC.

                                      By: /s/ Brian Bellardo
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                                          Brian Bellardo
                                          Secretary
May 18, 2004

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